UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2006

The Immune Response Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18006	33-0255679
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5931 Darwin Court, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 431-7080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2006 our Board of Directors extended the expiration date of the 600,000,000 second tranche warrants issued in connection with our 2006 Private Placement Offering to March 1, 2007. The second tranche warrants previously were set to expire November 30, 2006. If fully exercised, the second tranche warrants, which first became exercisable on October 16, 2006, could provide us with additional gross proceeds of $12,000,000.

Other than the change to the expiration date, the terms and conditions of the warrants remain unchanged in all respects.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Immune Response Corporation

November 8, 2006	By:	/s/ Michael K. Green

Name: Michael K. Green
Title: Chief Operating Officer and Chief Financial Officer